Exhibit 32.1

CEO Certification of Periodic Report under Section 906 of the Sarbanes-Oxley Act

I, Joseph J. Ross, Chairman and Chief Executive Officer of Federal Signal Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
 (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the "Report") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

 (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 14, 2003


                                    /s/ Joseph J. Ross
                                    Joseph J. Ross
                                    Chairman and Chief Executive Officer